Exhibit 99.2 Mining for Tomorrow’s Cures CLN-081 Clinical Update December 2021

Important Notice and Disclaimers This presentation contains forward-looking statements of Cullinan Oncology, Inc. (“Cullinan,” “we” or “our”). These forward-looking statements include, but are not limited to, express or implied statements regarding Cullinan’s beliefs and expectations regarding our preclinical and clinical development plans, clinical trial designs, clinical and therapeutic potential, and strategy of our product candidates, including but not limited to statements concerning the safety and efficacy of CLN-081, development plans for CLN-081 and the potential therapeutic benefits of CLN-081. Any forward- looking statements in this presentation are based on management's current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. These risks include, but are not limited to, the following: uncertainty regarding the timing and results of regulatory submissions; success of our clinical trials and preclinical studies; risks related to our ability to protect and maintain our intellectual property position; risks related to manufacturing, supply, and distribution of our therapeutic candidates; risks related to the impact of COVID-19 affecting countries or regions in which we have operations or do business, including potential negative impacts on our employees, customers, supply chain and production as well as global economies and financial markets; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and success of any collaboration, partnership, license or similar agreements. These and other important risks and uncertainties discussed in our filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in our most recent Annual Report on Form 10-Q and subsequent filings with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so except as required by law, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither Cullinan nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements included in this presentation. 2

Executive hosts of today’s webinar Nadim Ahmed Jon Wigginton, MD Chief Executive Officer Senior Advisor & Chairman of SAB Leigh Zawel, PhD Jeff Trigilio Chief Scientific Officer, Chief Financial Officer Small Molecules 3

Cullinan Oncology: Advancing a broad pipeline of targeted cancer therapeutics cullinan PEARL

Program (Subsidiary/Project) Modality / MOA	Discovery / Lead Optimization	IND-Enabling	Phase 1	Phase 2	Phase 3
CLN-081 (Pearl) EGFR ex20 inhibitor	NSCLC EGFRex20				
CLN-049 (Florentine) FLT3 x CD3 bispecific	r / r AML				
CLN-619 (MICA) Anti-MICA/B IgG1	Pan cancer				
CLN-978 (NexGem) CD19, CD3, HSA trispecific	B-cell ALL				
CLN-617 (Amber) IL2-IL12 fusion protein	Pan cancer				
Opal PD-1 x CD137L fusion protein	Pan cancer				
Jade TCR-based therapy targeting a novel senescence / cancer-related protein	HPV+/ RB-				

- **Strategy to select programs with First and/or Best in Class Potential**
- **Q4 Progress:**
  - ✓ **CLN-081 clinical update**
  - ✓ **FLT3 trial initiation**
  - ✓ **MICA trial initiation**
- **Further pipeline updates to come in early 2022**

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CLN-081 Clinical update highlights Data Summary Status Efficacy Safety ▪ High response rate in ▪ Nominated RP2D of ▪ Favorable safety and larger number of patients 100mg BID tolerability profile ▪ Durable responses and encouraging PFS CLN-081: A differentiated clinical profile 5

CLN-081: Selective EGFR inhibitor for NSCLC patients with exon 20 mutations CLN-081: Unique design properties Select CLN-081 pre-clinical data Selectivity Index IC50 WT/mutant LXF2478 PDX model for lung cancer High harboring EGFR V769_D770INSASV Distinct selectivity chemical HER2- to mutant scaffold sparing vs WT EGFR 6

CLN-081 Phase 1/2a trial design Patient Enrollment Accelerated Phase 1 Phase 2a Dose (BID) Rolling 6 Titration Expansion Expansion N = 2 N = 6 30 mg ➢ 36 patients enrolled in Phase 1/2a at 100 mg BID N = 1 45 mg ➢ Expanded enrollment at 150 mg BID stopped after N = 1 N = 6 N = 7 65 mg 11 patients based on clinical profile N = 1 N = 6 N = 6 N = 23 100 mg ➢ Dose of 100 mg BID nominated as RP2D N = 7 N = 4 150 mg Geographic Footprint US Netherlands Singapore Hong Kong Taiwan China Location IND Zai Lab has licensed CLN- 9 1 2 1 1 # of Sites approved 081 for Greater China. 7 Clinical data cutoff as of 1 Dec 2021

Heavily pretreated patient population including prior EGFR TKI or immunotherapy Select Baseline Characteristics Characteristic All patients (n=73) Median age (range) 64 (36-82) ➢ Heavily pretreated population Number of prior systemic anticancer regimens ➢ Over 65% of patients with 2 or more prior lines of treatment 1 (%) 22 (30%) 2 (%) 32 (44%) ➢ Prior EGFR TKI treatment in ≥3 (%) 16 (22%) 37% of patients Median (range) 2 (0-9) ➢ Over 50% of patients treated Prior EGFR TKI (non-Ex20) 27 (37%) previously with checkpoint Prior pozio and/or mobo (%) 4 (5%) inhibitor Prior checkpoint inhibitor therapy (%) 39 (53%) Brain mets at baseline (%) 28 (38%) 8

Differentiated safety and tolerability profile of CLN-081 at proposed RP2D

Dose (BID)	100 mg	150 mg	Overall
Safety Population (n, %)	39	11	73
Grade 1 TRAE of interest			
Skin Rash	21 (54)	4 (36)	38 (52)
Diarrhea	10 (26)	1 (9)	14 (19)
Elevated ALT / AST	2 (5)	1 (9)	6 (8)
Anemia	3 (8)	--	5 (7)
Grade 2 TRAE of interest			
Skin Rash	7 (18)	1 (9)	14 (19)
Diarrhea	3 (8)	1 (9)	4 (5)
Elevated ALT / AST	2 (5)	--	2 (3)
Anemia	1 (3)	--	2 (3)
Grade 3 TRAE of interest			
Skin Rash	--	1 (9)	1 (1)
Diarrhea	--	2 (18)	2 (3)
Elevated ALT / AST	2 (5)	2 (18)	6 (8)
Anemia	1 (3)	2 (18)	5 (7)
Treatment Related Dose Reduction	5 (13)	3 (27)	10 (14)
Treatment Related Dose Discontinuation	1 (3)	2 (18)	5 (7)

100 mg BID nominated as RP2D

At 100 mg BID (N=39):

- No Gr ≥3 rash/diarrhea
- Rash/diarrhea 3:1 Gr 1:2 ratio
- No systematic GI prophylaxis
- One pt with G3 pneumonitis*

At 150 mg BID (N=11):

- Expanded enrollment discontinued after 11 patients
- G3: diarrhea (2), rash (1), pneumonitis (1)**, Transaminitis (1); G4 Transaminitis (1)
- Increased dose reduction and/or discontinuation

*Patient reported as G3 drug-related pneumonitis (confounded by recent treatment with CPI, concurrent hydropneumothorax in contralateral lung)
**Patient reported as G3 drug-related pneumonitis (confounded by concurrent pneumocystis infection, had stopped CLN-081 3 weeks prior to event)

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PK profile consistent with clinical safety profile Average Unbound Plasma Concentration over Time 1000 ➢ CLN-081 PK well-behaved to date GI -WT EGFR 50 ➢ Sustained PK exposure over GI50 for ex20ins 100 EGFR for 8h post dose GI -Ex20insASV 50 GI -Ex20insSVD ➢ Limited time of exposure 50 over GI50 for WT EGFR 10 at doses < 100 mg BID ➢ Consistent with clinical safety profile at 100 mg 1 versus 150 mg BID dose 0 1 2 3 4 5 6 7 8 9 Time (h) Data from Phase 1 patients. Uses standard error of the mean. 10 uConc. (ng/mL)

Encouraging response rate in expanded cohort at RP2D 100 mg BID 150 mg BID Overall Response (n=36), RP2D (n=11) (n=70) Best Response, n (%) PR (Confirmed) 14 (39) 3 (27) 25 (36) PR (Pending) 1 (3) -- 1 (1) PR (Unconfirmed) 3 (8) 2 (18) 7 (10) Stable Disease (SD) 17 (47) 5 (45) 34 (49) Progressive Disease (PD) 1 (3) 1 (9) 3 (4) ➢ Stable disease or PR observed in 35/36 (97%) of patients at RP2D 11

Durable objective responses and extended stable disease in patients treated at 100 mg BID



100mg BID Cohort: Duration of Treatment (Months)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
Exon 20 Mutation
N771delinsGY
Pending NGS
D770_N771insSVD
D770_N771insSVD
D770_N771insY
Pending NGS
D770_N771insSVD
D770_N771insG
D770_N771insSVD
V769_D770InsASV
V769_D770InsASV
V769_D770InsASV
V769_D770insASV
D770_N771insSVD
V769_D770insASV
D770delinsGY
Pending NGS
H773_V774insNPH
D770_N771insSVD
Pending NGS
D770_N771insSVD
N771_P772insG
Pending NGS
N771delInsHH
H773delinsTY
V769_D770insASV
D770_N771insSVD
V769_D770InsASV
N771delinGD
Pending NGS
D770_N771insSVD
A763_Y764insFQEA
V769_D770insASV
H773delinsTY
D770_N771insSVD
V769_D770insASV
Partial Response (Confirmed)
Partial Response (Unconfirmed)
Stable Disease
Progressive Disease
On Treatment

- **Durable objective responses and extended stable disease observed**
- **Antitumor activity across spectrum of ex20in mutational sub-types**

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Tumor regression observed in majority of patients treated at 100 mg BID


100mg BID Cohort: % Δ from Baseline in Target Lesions
Tumor regression observed in 33/36 (92%) treated patients
Patients respond post EGFR TKI (E) or post checkpoint inhibitor (C)
Best Response & % change from baseline (sum of target lesions)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
Partial Response
Unconfirmed Partial Response
Stable Disease
Progressive Disease
E Prior EGFR TKI
C Prior Checkpoint Inhibitor

* PD due to progression of non-target lesions.

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CLN-081 acts rapidly: Tumor regression in 86% of 100mg BID patients at first assessment 100mg BID Cohort: Change from baseline (sum of target lesions) 100% 80% 60% 40% 20% 0% -20% -40% -60% -80% -100% 0 42 105 168 231 294 357 420 483 Days First on-treatment scan 14 % Change from Baseline (Sum of Legions)

Durability profile building for patients treated at RP2D Phase 1 Patients at 100 mg BID (n = 13) *Duration of Response, Median >15 months *Progression Free Survival, Median 12 months **Disease Control Rate 92% * Based upon Kaplan-Meier estimates ** Disease control rate (DCR): % of patients with stable disease ≥6 months or any PR ➢ Follow-up on Phase 1 patients at 100 mg BID shows encouraging response duration, progression-free survival and disease control rates. ➢ Follow-up ongoing in Phase 2a patients at 100 mg BID. 15

Disease control rates in patients treated at 100 mg BID based on baseline CNS status Phase 1 Patients at 100 mg BID* Disease Control Rate (DCR)**, All (N=13) 92% ➢ CNS Disease History at Baseline (N=4) 100% ➢ No CNS Disease History at Baseline (N=9) 89% * Patients with stable, treated brain metastases included; active, untreated brain metastases excluded ** Disease control rate (DCR): % of patients with stable disease ≥6 months or any PR ➢ Disease control rates comparable, irrespective of CNS disease status at baseline in patients treated at 100 mg BID ➢ Examples of patients with reductions in CNS lesions have been noted 16

CLN-081 Conclusions and next steps • Updated data at the proposed RP2D of 100 mg BID, reaffirms differentiated clinical profile for CLN-081 (an oral TKI) Summary • High response rate maintained with expanded patient numbers at RP2D • Durable responses and encouraging PFS • Antitumor activity across a spectrum of EGFR ex20ins mutational sub-types, and Efficacy in patients who progress on other EGFR ex20ins TKI • Differentiated safety and tolerability profile with reduced rate of all-grade diarrhea, and no grade 3 diarrhea or rash to date at RP2D Safety • Reduced rates of dose reduction/discontinuation • Move rapidly toward a potentially pivotal 2L trial, and expand clinical development to the 1L setting Next Steps • Regulatory update planned in Q1 2022 17

Nadim Ahmed Jon Wigginton, MD Chief Executive Officer Senior Advisor & Chairman of SAB Q&A Leigh Zawel, PhD Jeff Trigilio Chief Scientific Officer, Small Molecules Chief Financial Officer